SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 22, 1997


                       HOLLYWOOD ENTERTAINMENT CORPORATION
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Oregon                          0-21824             93-0981138
-------------------------------          -----------        ------------------
(State or other jurisdiction of          (Commission          (IRS Employer
 incorporation or organization)            File No.)        Identification No.)


25600 SW Parkway Center Drive, Wilsonville, Oregon                97070
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   (Address of principal executive offices)                     (Zip Code)


                                 (503) 570-1600
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              (Registrant's telephone number, including area code)


                                    No Change
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              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 5.  Other Events

         On July 22, 1997 Hollywood Entertainment Corporation (the "Company") announced its financial results for the three and six months ended June 30, 1997. The Company's press release announcing the results is attached hereto as
Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

         (c)   Exhibits.

               99.1   Press release dated July 22, 1997.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:   July 23, 1997

                                       HOLLYWOOD ENTERTAINMENT CORPORATION



                                       By DOUGLAS A. GORDON
                                          ---------------------------------
                                          Douglas A. Gordon, Senior Vice
                                            President of Finance

                                  EXHIBIT INDEX


Exhibit        Description
-------        -----------

  99.1         Press release dated July 22, 1997.